UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2026

MALIBU BOATS, INC.
(Exact Name of Registrant as specified in its charter)
Commission file number: 001-36290

Delaware	5075 Kimberly Way,	Loudon,	Tennessee	37774	46-4024640
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)				(I.R.S. Employer Identification No.)

(865)	458-5478
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	MBUU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2026 (the “Closing Date”), Malibu Boats, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Saxdor Yachts Oy, a Finnish limited company (“Saxdor”), and the stockholders and option right holders of Saxdor (the “Sellers”). Pursuant to the Purchase Agreement, on such date, the Company purchased from the Sellers all right, title and interest to the issued and outstanding shares of the capital stock and option rights of Saxdor (the “Transaction”) for a purchase price consisting of (i) €110,000,000 or approximately $130,000,000 (the “Cash Consideration”), subject to customary adjustments set forth in the Purchase Agreement, and (ii) 1,523,794 shares (the “Share Consideration” and, together with the Cash Consideration, the "Purchase Price") of Class A common stock of the Company, par value $0.01 per share (the “Common Stock”). The Cash Consideration was financed through cash on hand and the Company's existing credit facility. The Purchase Price is approximately €150,000,000 or approximately $175,000,000.

Additionally, the Purchase Agreement provides for up to €71,250,000, or approximately $84,000,000, in potential earnout payments (the “Earnout Consideration”) to the Sellers during the calendar years 2026, 2027 and 2028 (the “Earnout Period”), subject to the achievement of certain specified post-closing operating and financial targets. The Earnout Consideration may be paid in the form of cash, Common Stock or a combination thereof, as calculated and determined in accordance with the Purchase Agreement. The Purchase Agreement also includes certain operating covenants, restrictions, and acceleration provisions applicable during the Earnout Period.

The parties to the Purchase Agreement have each made customary representations, warranties, and covenants in the Purchase Agreement. In connection with the Purchase Agreement, the Company bound a customary representations and warranties insurance policy subject to certain conditions and limitations, including the satisfaction of certain customary conditions to coverage as recourse for certain losses arising out of certain breaches of the representations and warranties of Saxdor and the Sellers contained in the Purchase Agreement. The representations and warranties in the Purchase Agreement survive the closing for the periods specified therein; however, subject to certain exceptions, the Company’s primary recourse for breaches is under the representations and warranties insurance policy.

The foregoing description of the Purchase Agreement and the Transaction is a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and which is incorporated into this Item 1.01 by reference in its entirety. The representations, warranties and covenants in the Purchase Agreement: (i) were made solely for the benefit of the parties to the Purchase Agreement; (ii) are subject to limitations agreed upon by the contracting parties, including being qualified by disclosure schedules; (iii) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing matters as facts; and (iv) are subject to the standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders should not rely on any representations, warranties or covenants contained in the Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, Saxdor, the Sellers or any of their respective subsidiaries, affiliates or businesses. Information concerning the subject matter of any such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Purchase Agreement and the above description are not intended to provide any factual information about the Company, Saxdor, the Sellers or any of their respective subsidiaries, affiliates, or businesses.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company consummated the Transaction pursuant to the Purchase Agreement. The information with respect to the Transaction contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02. The Company issued the Share Consideration to the Sellers in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) and/or Regulation S thereof. The Company relied on this exemption from registration based on representations from each of the Sellers. The securities described herein may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, are an offer to sell or solicitation of an offer to buy the securities described herein.

Item 7.01 Regulation FD Disclosure

On March 2, 2026, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.
(d)    Exhibits
The following exhibits are being furnished as part of this report:

Exhibit No.	Description

Exhibit 2.1*	Securities Purchase Agreement dated March 2, 2026 among Malibu Boats, Inc., Saxdor Yachts Oy, and the Sellers.
Exhibit 99.1	Press Release dated March 2, 2026.
Exhibit 104	The Cover Page from this Current Report on Form 8-K formatted in inline XBRL.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission, subject to the Company’s right to request confidential treatment of any requested schedule or exhibit.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

	By:	/s/ Steven D. Menneto
Date: March 2, 2026		Steven D. Menneto
President and Chief Executive Officer